                                                                   EXHIBIT 10.32

                            TIER TECHNOLOGIES, INC.

                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------


     I.   PURPOSE OF THE PLAN

          This Employee Stock Purchase Plan is intended to promote the interests of Tier Technologies, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Class B Common Stock, including shares of Class B Common Stock purchased on the open market. The maximum number of shares of Class B Common Stock which may be issued over the term of the Plan shall not exceed 100,000 shares.

          B. Should any change be made to the Class B Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Class B Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.  PURCHASE PERIODS

          A. Shares of Class B Common Stock shall be offered for purchase under the Plan through a series of successive Purchase Periods until such time as (i) the maximum number of shares of Class B Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each Purchase Period shall be six (6) months in duration, unless otherwise determined by the Plan Administrator prior to the start date of the Purchase Period, and provided that the initial Purchase Period shall commence at the Effective Time and shall terminate on the last business day in May 1998.
The next Purchase Period shall commence on the first business day in June 1998 and shall terminate on the last business day in November 1998; subsequent Purchase Periods shall commence every six (6) months thereafter on the first business day in December and June each year, unless otherwise designated by the Plan Administrator. The Plan Administrator shall have complete discretion to change the start date and the duration of a Purchase Period, provided Eligible Employees are notified prior to the start date of any Purchase Period for which such change is to be effective and provided, further, that no Purchase Period shall have a duration exceeding twenty-seven (27) months.

     V.   ELIGIBILITY

          A. Each Eligible Employee of a Participating Corporation shall be eligible to participate in the Plan in accordance with the following provisions:

               (i) An individual who is an Eligible Employee on the start date of any Purchase Period under the Plan shall be eligible to commence participation in that Purchase Period on such start date.

               (ii) An individual who first becomes an Eligible Employee after the start date of any Purchase Period will not be eligible to commence participation under the Plan until the start date of the next Purchase Period on which he/she remains an Eligible Employee.

          B. To participate in the Plan for a particular Purchase Period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (which may include a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date for the Purchase Period.

     VI.  PAYROLL DEDUCTIONS

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Class B Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during that Purchase Period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the Purchase Period, except to the extent such rate is changed in accordance with the following guidelines:

               (i) The Participant may, at any time during the Purchase Period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Period.

               (ii) The Participant may, prior to the commencement of any new Purchase Period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the Purchase Period following the filing of such form.

          B. Payroll deductions shall begin on the first pay day following the start date for the Purchase Period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that Purchase Period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

          C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

          D. The Participant's acquisition of Class B Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Class B Common Stock on any subsequent Purchase Date.

     VII. PURCHASE RIGHTS

          A.   GRANT OF PURCHASE RIGHT.  A Participant shall be granted a
               -----------------------
separate purchase right for each Purchase Period in which he or she participates. The purchase right shall be granted on the start date of the Purchase Period and shall provide the Participant with the right to purchase shares of Class B Common Stock, upon the terms set forth below. The purchase right shall continue until the end of the Purchase Period, and shall be automatically exercised on the last business day of the respective Purchase Period each year (the last business day of May and the last business day of November) or such other date as may be selected by the Plan Administrator as the ending date for the Purchase Period). The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)), or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B.   EXERCISE OF THE PURCHASE RIGHT.  Each purchase right shall be
               ------------------------------
automatically exercised on the respective Purchase Date, and shares of Class B Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase

Date (together with any carryover deductions from the preceding Purchase Period) to the purchase of whole shares of Class B Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.

          C.   PURCHASE PRICE.  The purchase price per share at which Class B
               --------------
Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Class B Common Stock on the start date for that Purchase Period or (ii) the Fair Market Value per share of Class B Common Stock on that Purchase Date.

          D.   NUMBER OF PURCHASABLE SHARES.  The number of shares of Class B
               ----------------------------
Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date (together with any carryover deductions from the preceding Purchase Period) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Class B Common Stock purchasable per Participant on any Purchase Date shall not exceed five hundred
(500) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

          E.   EXCESS PAYROLL DEDUCTIONS.  Any payroll deductions not applied to
               -------------------------
the purchase of shares of Class B Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Class B Common Stock shall be held for the purchase of Class B Common Stock on the next Purchase Date, or at the option of the Plan Administrator, may be used to buy fractional shares. However, any payroll deductions not applied to the purchase of Class B Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded, without interest.

          F.   TERMINATION OF PURCHASE RIGHT.  The following provisions shall
               -----------------------------
govern the termination of outstanding purchase rights:

               (i) A Participant may, at any time prior to the next Purchase Date , terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded, without interest, or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible, without interest.

               (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the Purchase Period for which the terminated purchase right was granted. In order to resume participation in any subsequent Purchase Period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date for that Purchase Period.

               (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the funds in the Participant's payroll account at the time of the commencement of such leave or
(b) have such funds held for the purchase of shares at the end of such Purchase Period. In no event, however, shall any further payroll deductions be added to the Participant's account during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided the Participant returns to service prior to the expiration date of the Purchase Period in which such leave began.

          G.   CORPORATE TRANSACTION.  Each outstanding purchase right shall
               ---------------------
automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Class B Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Class B Common Stock on the start date for the Purchase Period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Class B Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Class B Common Stock purchasable per Participant shall continue to apply to any such purchase.

          The Corporation shall use its best efforts to provide at least ten
(10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

          H.   PRORATION OF PURCHASE RIGHTS.  Should the total number of shares
               ----------------------------
of Class B Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall either (i) make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, in which case the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Class B Common Stock pro-rated to such individual, shall be refunded, without interest, or (ii) increase the number of shares then available for issuance under the Plan, subject to shareholder approval, by an amount at least sufficient to permit the purchase of all shares which are to be purchased pursuant to outstanding purchase rights on such date

          I.   ASSIGNABILITY.  During the Participant's lifetime, the purchase
               -------------
right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

          J.   SHAREHOLDER RIGHTS.  A Participant shall have no shareholder
               ------------------
rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

    VIII. ACCRUAL LIMITATIONS

          A. No Participant shall be entitled to accrue rights to acquire Class B Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Class B Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than twenty-five thousand dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

               (i) The right to acquire Class B Common Stock under each outstanding purchase right shall accrue on each successive Purchase Date.

               (ii) No right to acquire Class B Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Class B Common Stock under one or more other purchase rights in an amount equal to twenty-five thousand dollars ($25,000) worth of Class B Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Period, then the payroll deductions which the Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded, without interest.

          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan was adopted by the Board as of October 1, 1997, and approved by the shareholders as of November ___, 1997. It shall become effective at the Effective Time, provided no purchase rights granted under the
                                 --------
Plan shall be exercised, and no shares of Class B Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Class B Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Class B Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such shareholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial offering period hereunder shall be refunded.

          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in September 2007, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

     X.   AMENDMENT OF THE PLAN

          The Board may alter, amend, suspend or discontinue the Plan at any time, to become effective immediately following the close of any Purchase Period. However, the Board may not, without the approval of the Corporation's shareholders, (i) materially increase the number of shares of Class B Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization as provided in
Section III.B hereof, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Class B Common Stock purchasable under the Plan, or (iii) materially modify the requirements for eligibility to participate in the Plan.

     XI.  GENERAL PROVISIONS

          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

          C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          D. The Plan is designed to qualify under Section 423 of the Code. Payroll deductions will be made on an after-tax basis.

                                  SCHEDULE A
                                  ----------

                         CORPORATIONS PARTICIPATING IN

                         EMPLOYEE STOCK PURCHASE PLAN

                           AS OF THE EFFECTIVE TIME
                           ------------------------

                            Tier Technologies, Inc.

                                   APPENDIX
                                   --------

          The following definitions shall be in effect under the Plan:

          A.   BOARD shall mean the Corporation's Board of Directors.
               -----

          B.   CASH COMPENSATION shall mean the (i) regular base salary paid to
               -----------------
a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments (including, in the case of any amounts referred to in clause (i) or (ii), any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate). However, Eligible Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

          C.   CLASS B COMMON STOCK shall mean the Corporation's Class B Common
               --------------------
Stock.

          D.   CODE shall mean the Internal Revenue Code of 1986, as amended.
               ----

          E.   CORPORATE AFFILIATE shall mean any parent or subsidiary
               -------------------
corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

          F.   CORPORATE TRANSACTION shall mean either of the following
               ---------------------
shareholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

          G.   CORPORATION shall mean Tier Technologies, Inc., a California
               -----------
corporation, and any corporate successor to all or substantially all of the assets or voting stock of Tier Technologies, Inc. which shall by appropriate action adopt the Plan.

          H.   EFFECTIVE TIME shall mean the time at which the Underwriting
               --------------
Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

          I.   ELIGIBLE EMPLOYEE shall mean any employee, except any person who
               -----------------
is engaged, on a regularly-scheduled basis for fewer than twenty (20) hours per week or for fewer than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

          J.   FAIR MARKET VALUE per share of Class B Common Stock on any
               -----------------
relevant date shall be determined in accordance with the following provisions:

               (i) If the Class B Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Class B Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Class B Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Class B Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Class B Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Class B Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Class B Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Class B Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

          K.   1933 ACT shall mean the Securities Act of 1933, as amended.
               --------

          L.   PARTICIPANT shall mean any Eligible Employee of a Participating
               -----------
Corporation who is actively participating in the Plan.

          M.   PARTICIPATING CORPORATION shall mean the Corporation and such
               -------------------------
Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

          N.   PLAN shall mean the Corporation's Employee Stock Purchase Plan,
               ----
as set forth in this document.

          O.   PLAN ADMINISTRATOR shall mean the committee of two (2) or more
               ------------------
Board members appointed by the Board to administer the Plan.

          P.   PURCHASE DATE shall mean the last business day of each Purchase
               -------------
Period.  The initial Purchase Date shall be May 29, 1998.

          Q.   PURCHASE PERIOD shall mean each successive period at the end of
               ---------------
which there shall be purchased shares of Class B Common Stock on behalf of each Participant.

          R.   STOCK EXCHANGE shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

          S.   UNDERWRITING AGREEMENT shall mean the agreement among the
               ----------------------
Corporation, the selling shareholders and the underwriters managing the initial public offering of the Class B Common Stock.